UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 2, 2004
--------------------------------------------------------------------------------


                     ENERGY CONVERSION DEVICES, INC.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


    Delaware                         1-8403                    38-1749884
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                 File Number)              Identification No.)


 2956 Waterview Drive, Rochester Hills, MI                       48309
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code           (248)293-0440
                                                        ------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement
---------   ------------------------------------------

      On December 2, 2004 (the "Transaction Date"), Energy Conversion Devices, Inc. ("ECD") and its subsidiary Ovonic Battery Company, Inc. ("OBC") and certain affiliates of ChevronTexaco Corporation (TRMI Holdings Inc. ("TRMI-H") and ChevronTexaco Technology Ventures LLC ("CTTV")) entered into a series of agreements providing for the transactions described below.

      Pursuant to an Option Agreement dated as of the Transaction Date among ECD, OBC and TRMI-H, (the "Option Agreement"), TRMI-H has granted to OBC, ECD's subsidiary, an option (the "Option") to purchase all or any portion of its 4,376,633 shares of ECD Common Stock at a price of $4.55 per share in consideration of the contribution by OBC of intellectual property and related market rights and amendments to the operating agreement of COBASYS LLC (COBASYS), a 50-50 joint venture between OBC and CTTV. The Option may not be exercised to purchase fewer than 250,000 shares of ECD Common Stock. The Option may be exercised at any time prior to November 1, 2005 (the "Termination Date") and is transferable by OBC in accordance with the Option Agreement. TRMI-H has agreed that until the Termination Date, it will not transfer any shares of Common Stock except pursuant to the Option. In the event by the Termination Date
(i) the Option is not exercised, (ii) a registration statement under the Securities Act of 1933, as amended, (the "Securities Act") to permit TRMI-H to make a public offering of all shares of ECD Common Stock it holds has not been declared effective by the Securities and Exchange Commission and (iii) TRMI-H is otherwise unable to effect an immediate public sale of such shares of ECD Common Stock in full without violation of any applicable law, the Stock Purchase Agreement dated as of May 1, 2000 between TRMI-H and ECD (the "Stock Purchase Agreement") shall be of no further force or effect. In the Option Agreement, TRMI-H has requested a Stock Registration (as such term is defined in the Stock Purchase Agreement) to facilitate exercise of the Option or sale of the ECD Common Stock held by TRMI-H following the Termination Date and TRMI-H has agreed that ECD may delay the filing of a registration statement pursuant to such request until May 31, 2005. The Option Agreement further provides that if OBC exercises the Option in full on or before May 31, 2005, TRMI-H agrees not to acquire ECD's Common Stock prior to January 1, 2008 without the consent of ECD. A copy of the Option Agreement is filed as Exhibit 10.1 to this Form 8-K.

      OBC has granted COBASYS a royalty-free, worldwide, exclusive license to certain technology owned by ECD and OBC related to nickel metal hydride batteries ("ECD/OBC Technology"), which grant extends COBASYS' preexisting license rights in ECD/OBC Technology to a number of new fields, including military, homeland security, load-leveling, stationary power and other prismatic battery applications, and limits ECD's and OBC's rights in ECD/OBC Technology to other specifically identified fields, such exclusive license being subject to all preexisting agreements ECD and OBC have with other entities regarding ECD/OBC Technology. In addition, ECD, OBC and CTTV have agreed to a number of amendments to the terms of the COBASYS joint venture pursuant to an Amended and Restated Operating Agreement of COBASYS dated as of the Transaction Date among OBC, ECD and CTTV (the "COBASYS Agreement"). Among other things, the amendments to the COBASYS Agreement (i) clarify the obligations of ECD, OBC and CTTV to provide future funding to COBASYS and the terms under which any such future funding will be provided,

(ii) provide that CTTV will have increased voting rights on the management committee of COBASYS with respect to certain matters at any time it has provided certain funding on behalf of ECD and OBC, (iii) grant CTTV a security interest in OBC's membership interest to secure performance of OBC's obligations under the COBASYS Agreement and (iv) provide that the capital accounts of CTTV and OBC will be equal as of the Transaction Date. COBASYS has also granted to CTTV a security interest in all of its general intangibles and substantially all of its intellectual property assets to secure OBC's performance of its obligations thereunder. A copy of the COBASYS Agreement is filed as Exhibit 10.2 to this Form 8-K.

      Pursuant to a Transfer, Release and Indemnity Agreement (the "TRI Agreement") dated as of the Transaction Date among ECD, CTTV and Texaco Ovonic Hydrogen Systems LLC ("TOHS"), CTTV has agreed to transfer its ownership interest in TOHS to ECD. CTTV paid ECD a restructuring payment in the amount of approximately $4.7 million concurrent with such transaction. Pursuant to the TRI Agreement, CTTV and ECD have terminated that certain Limited Liability Company Agreement of Texaco Ovonic Hydrogen Systems LLC dated as of October 31, 2000 between CTTV and ECD and certain related agreements among CTTV, ECD and TOHS. Pursuant to the TRI Agreement, ECD and TOHS, on the one hand, and CTTV, on the other, have agreed to mutually release one another and certain related persons from specified losses arising out of such parties' ownership, relationship, participation or involvement in TOHS. ECD and TOHS have also agreed to jointly and severally indemnify CTTV and certain related persons against specified losses arising out of CTTV's ownership, relationship, participation or involvement in TOHS and any misrepresentation, omission, nonfulfillment or breach by ECD or TOHS of the TRI Agreement or specified related agreements. A copy of the TRI Agreement is filed as Exhibit 10.3 to this Form 8-K.

Item 1.02   Termination of a Material Definitive Agreement
---------   ----------------------------------------------

      The description of the Transfer, Release and Indemnity Agreement in Item
1.01 is hereby incorporated by reference.

Item 7.01   Regulation FD Disclosure
---------   ------------------------

      On December 3, 2004, ECD issued a press release announcing the expansion of the Ovonic NiMH battery license to COBASYS and the restructuring of the relationship with ChevronTexaco Technology Ventures. The information in this
Item 7.01 and exhibit 99.1 attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Exhibit Index:
-------------

10.1 Option Agreement entered into by and among Ovonic Battery Company, Inc., Energy Conversion Devices, Inc. and TRMI Holdings Inc. as of December 2, 2004.

10.2 Amended and Restated Operating Agreement of COBASYS LLC dated as of December 2, 2004 by and between ChevronTexaco Technology Ventures, LLC and Ovonic Battery Company, Inc.

10.3 Transfer, release and indemnity agreement entered into by and among Energy Conversion Devices, Inc., ChevronTexaco Technology Ventures LLC, and Texaco Ovonic Hydrogen Systems LLC as of December 2, 2004.

99.1 Press release issued by ECD on December 3, 2004 announcing the expansion of the Ovonic NiMH battery license to COBASYS and the restructuring of the relationship with ChevronTexaco Technology Ventures

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ENERGY CONVERSION DEVICES, INC.


                                 By: /s/ Stephan W. Zumsteg
                                     -------------------------------------
                                     Vice President and Chief Financial Officer

Date: December 7, 2004